UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):APRIL 27, 2005

                       AMERIQUEST MORTGAGE SECURITIES INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2005, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-R3)


                       AMERIQUEST MORTGAGE SECURITIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    333-121781                33-0885129
----------------------------   ----------------------    -----------------------
(State or Other Jurisdiction   (Commission               (I.R.S. Employer
of Incorporation)              File Number)              Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA 92868                                         92868
----------------------------------------                     ------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0600
                                                     --------------

Item 5.  OTHER EVENTS

Description of the Mortgage Pool

     Ameriquest Mortgage Securities Inc. (the "Registrant") plans a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2005, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2005-R3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

     Deutsche Bank Securities, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

     The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits


                                                      DESCRIPTION

     EXHIBIT NO.                        Collateral Term Sheets (as defined in
     99.1                               Item 5) that have been provided by
                                        Deutsche Bank Securities, Inc. to
                                        certain prospective purchasers of
                                        Ameriquest Mortgage Securities Inc.,
                                        Asset-Backed Pass-Through Certificates,
                                        Series 2005-R3.

                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2005


                                      AMERIQUEST MORTGAGE SECURITIES INC.


                                      By: /s/ John P. Grazer
                                         ---------------------------------------
                                      Name:   John P. Grazer
                                      Title:  CFO



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                                INDEX TO EXHIBITS



     Exhibit No.             Description                          Sequentially
     -----------             -----------                          Numbered Page
                                                                  -------------

        99.1         Collateral Term Sheets (as defined in              P
                     Item 5) that have been provided by
                     Deutsche Bank Securities, Inc. to
                     certain prospective purchasers of
                     Ameriquest Mortgage Securities Inc.,
                     Asset-Backed Pass-Through Certificates,
                     Series 2005-R3.

                                  EXHIBIT 99.1

                                [FILED BY PAPER]